UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2023
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On June 28, 2023, Old National Bancorp (the “Company”) entered into new employment agreements (the “Employment Agreements”) with its named executive officers (“NEOs”), James C. Ryan, III; Mark G. Sander; Brendon B. Falconer; James A. Sandgren; and Kendra L. Vanzo. The purpose for entering into the Employment Agreements is to transition the Company’s executives to a substantially uniform agreement following the merger of the Company and First Midwest Bancorp, Inc. The NEOs’ prior employment agreements have been replaced and superseded by the new Employment Agreements, which provide for substantially the same terms and conditions as the NEOs’ prior employment agreements; provided that certain restrictive covenant provisions that are now contained in the Confidentiality and Restrictive Covenants Agreements referenced below have been removed from the Employment Agreements.

The Employment Agreements are effective as of June 28, 2023 and shall remain in effect until December 31, 2023; provided that each Employment Agreement shall automatically renew for successive one (1) year terms unless earlier terminated in accordance with the Employment Agreement. The Employment Agreements entitle the NEOs to receive a base salary, an annual cash bonus and equity awards as summarized in the table below. Additionally, each NEO is eligible to participate in executive and employee benefit plans in accordance with his or her Employment Agreement.

As more specifically set forth in their respective Employment Agreements, each NEO is entitled to receive certain severance benefits in the event the NEO’s employment is terminated by the Company without “Cause” or by the NEO for “Good Reason” (both as defined in the Employment Agreements), subject to a general release of claims in favor of the Company. If the employment of an NEO is so terminated, he or she would be entitled to receive (i) certain accrued obligations that the Company owes to him or her; and (ii) (a) in the absence of a “Change in Control” of the Company (as defined in the Employment Agreements), a lump sum payment equal to one times (1x) or two times (2x), as applicable, the sum of his or her base salary and target annual bonus in effect for the year in which the termination occurs, or (b) within twenty-four (24) months following a Change in Control of the Company, a lump sum payment equal to two times (2x) or three times (3x), as applicable, the sum of his or her base salary, target annual bonus in effect for the year in which the termination occurs and annual value of retirement benefits and executive benefit programs; (iii) his or her pro-rated target annual bonus for the year in which termination occurs; (iv) COBRA coverage for up to twenty-four (24) months following termination; (v) a lump sum payment equal to eighteen (18) months of life insurance premiums; and (vi) outplacement counseling services for up to two (2) years following termination.

The following table summarizes each NEO’s compensation amounts currently in effect (which reflects base salary increases made in March 2023) and severance benefit multiples under his or her respective Employment Agreement:

	Base Salary	Annual Bonus Target[1]	Equity Award Target[1]	Non-Change-In-Control Severance Multiple	Change-In-Control Severance Multiple
James C. Ryan, III	$1,155,000	125%	230%	2x	3x
Mark G. Sander	$750,000	85%	130%	2x	3x
James A. Sandgren	$625,000	85%	110%	2x	3x
Brendon B. Falconer	$600,000	80%	120%[2]	2x	3x
Kendra L. Vanzo	$450,000	65%	80%	1x	2x
¹ Target opportunities are expressed as a percentage of base salary
2 Reflects increase from 110% made in March 2023

In connection with any termination of employment, whether prior to or following a Change in Control of the Company, any outstanding equity awards of an NEO will vest or be earned in accordance with the applicable award agreement and the Company’s Amended and Restated 2008 Incentive Compensation Plan.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Confidentiality and Restrictive Covenants Agreements

On June 28, 2023, the Company also entered into confidentiality and restrictive covenants agreements (the “CRC Agreements”) with its NEOs, which are effective as of June 28, 2023. The CRC Agreements contain, among other things, (i) confidentiality and nondisclosure provisions which apply during and after the NEOs’ employment, and (b) restrictive covenants that prohibit the NEOs from, among other things, competing with the Company, soliciting the Company’s employees or clients or interfering with the Company’s business relationships, in each case, during employment and for twelve (12) months following the NEO’s termination of employment.

The foregoing description of the CRC Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the CRC Agreements, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

10.1 Form of Employment Agreement
10.2 Form of Confidentiality and Restrictive Covenants Agreement
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2023

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President
Chief Legal Officer and Corporate Secretary

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